UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2016

eBullion, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-55523

(Commission File Number)

46-2323674

(IRS Employer Identification No.)

80 Broad Street, 5th Floor

New York, New York 10004

(Address of principal executive offices)(Zip Code)

(212) 837-7858

Registrant’s telephone number, including area code

 ____________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) On December 15, 2016, eBullion, Inc., a Delaware corporation (the “Company”), notified Anton & Chia, LLP (“Anton & Chia”), that the Company had dismissed Anton & Chia as the independent registered public accounting firm of the Company. The Board of Directors of the Company recommended and approved the dismissal.

The reports of Anton & Chia regarding the Company’s financial statements as of March 31, 2016 and 2015 and the statement of operations, stockholders’ equity and cash flows for the years then ended, contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle. The reports of Anton & Chia, however, stated that there is substantial doubt about the Company’s ability to continue as a going concern.

For the years ended March 31, 2016 and 2015, and during the subsequent interim period through the date of dismissal, the Company had no disagreement with Anton & Chia on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Anton & Chia, would have caused them to make reference thereto in their report on the Company’s financial statements for such year ended March 31, 2016 and 2015. There were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Anton & Chia a copy of the above disclosures and requested Anton & Chia to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. Anton & Chia’s response is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On December 15, 2016, the Board of Directors of the Company resolved to engage the independent registered public accounting firm of HKCMCPA Company Limited (“HKCMCPA”), the Company’s new independent registered public accountants, which appointment HKCMCPA has accepted with the dismissal of Anton & Chia.

During the two most recent fiscal years and the interim period preceding the engagement of HKCMCPA, the Company has not consulted with HKCMCPA regarding either: (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by HKCMCPA or (iii) any other matter that was the subject of disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv), or a reportable event as described in paragraph 304(a)(1)(v), of Regulation S-K. The Company did not have any disagreements with Anton & Chia and therefore did not discuss any past disagreements with HKCMCPA.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description

16.1	Letter from Anton & Chia, LLP, dated December 15, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EBULLION, INC.

Date: December 16, 2016	By:	/s/ Kee Yuen Choi
	Name:	Kee Yuen Choi
	Title:	President and Chief Executive Officer

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